LETTER OF TRANSMITTAL

             OFFER TO EXCHANGE THE 12% SECOND PRIORITY EXCHANGE SHIP
             MORTGAGE NOTES DUE 2007 THAT HAVE BEEN REGISTERED UNDER
                     THE SECURITIES ACT OF 1933, AS AMENDED,
                       FOR ANY AND ALL OF THE OUTSTANDING
                12% SECOND PRIORITY SHIP MORTGAGE NOTES DUE 2007
                                       OF
                           NAVIGATOR GAS TRANSPORT PLC

                 PURSUANT TO THE PROSPECTUS DATED _______, 1997


             THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT
              5:00 P.M., NEW YORK CITY TIME, ON ___________, 1997,
                          UNLESS THE OFFER IS EXTENDED

                   To United States Trust Company of New York
                  (the "Second Priority Notes Exchange Agent")


  BY REGISTERED OR CERTIFIED MAIL:       BY HAND (UNTIL 4:30 PM., NEW YORK TIME)
               P.O. Box 843                          111 Broadway
              Cooper Station                      New York, New York 10006
         New York, New York 10276            Attention: Lower Level Corporate
   Attention: Corporate Trust Services                 Trust Window

BY  OVERNIGHT MAIL OR COURIER, OR BY HAND       BY FACSIMILE (AFTER 4:30
P.M., NEW YORK TIME)                        (FOR ELIGIBLE INSTITUTIONS ONLY):
               770 Broadway
                13th Floor                           (212) 420-6152
         New York, New York 10003          confirm by telephone (800) 548-6565
   Attention: Corporate Trust Services

                Delivery of this Letter of Transmittal to an address other than as set forth above or transmission of instructions via facsimile to a number other than the one listed above will not constitute valid delivery. The instructions accompanying this Letter of Transmittal should be read carefully before completing this Letter of Transmittal.

                The undersigned hereby acknowledges receipt of the Prospectus dated _______, 1997 (the "Prospectus") of Navigator Gas Transport PLC, ("Navigator Gas Transport"), Navigator Gas (IOM I-A) Limited, Navigator Gas (IOM I-B) Limited, Navigator Gas (IOM I-C) Limited, Navigator Gas (IOM I-D) Limited, and Navigator Gas (IOM I-E) Limited, (each an "Owner", and together with Navigator Gas Transport, the "Companies") and this Letter of Transmittal, which together constitute the offer of Navigator Gas Transport (the "Exchange Offer") to exchange up to $87,000,000 in aggregate principal amount of its registered 12% Second Priority Exchange Ship Mortgage Notes due 2007 (the "Second Priority Exchange Notes") for a like principal amount of its outstanding unregistered 12% Second Priority Ship Mortgage Notes due 2007 (the "Existing Second Priority Notes"). Existing Second Priority Notes may be tendered only in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof. The term "Expiration Date" shall mean 5:00 p.m., New York City time, on ___________, 1997, unless Navigator Gas Transport, in its sole discretion, extend the Exchange Offer, in which case the term shall mean the latest date and time to which the Exchange Offer is extended. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

                YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE SECOND PRIORITY NOTES EXCHANGE AGENT.

                List below the Existing Second Priority Notes to which this Letter of Transmittal relates. If the space indicated below is inadequate, the Certificate or Registration Numbers and Principal Amounts should be listed on a separately signed schedule affixed hereto.




                              DESCRIPTION OF EXISTING SECOND PRIORITY NOTES TENDERED HEREBY

                                                             Certificate            Aggregate
                                                                  or            Principal Amount          Principal
    Name(s) and Address(es) of Registered Holder(s)          Registration        Represented by            Amount
                    (Please fill in)                           Numbers*          Existing Second         Tendered**
                                                                                 Priority Notes
    -----------------------------------------------       ------------------  ---------------------  -------------------

                                                          Total
                                                          ==================  =====================  ===================

*    Need not be completed by book-entry Holders.
** Unless otherwise indicated, the Holder will be deemed to have tendered the full aggregate principal amount represented by such Existing Second Priority Notes. All tenders must be in minimum denominations of $100,000 and integral multiples of $1,000 thereafter.

                This Letter of Transmittal is to be used (i) if certificates of Existing Second Priority Notes are to be forwarded herewith, (ii) if delivery of Existing Second Priority Notes is to be made by book-entry transfer to an account maintained by the Second Priority Notes Exchange Agent at The Depository Trust Company, pursuant to the procedures set forth in "The Exchange Offer-Procedures for Tendering" in the Prospectus or (iii) if tender of the Existing Second Priority Notes is to be made according to the guaranteed delivery procedures described in the Prospectus under the caption "The Exchange Offer-Guaranteed Delivery Procedures." See Instruction 2. Delivery of documents to a book-entry transfer facility does not constitute delivery to the Second Priority Notes Exchange Agent.

                 The term "Holder" with respect to the Exchange Offer means any person in whose name Existing Second Priority Notes are registered on the books of Navigator Gas Transport or any other person who has obtained a properly completed bond power from such registered holder. The undersigned must complete, execute and deliver this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

/ / CHECK HERE IF TENDERED EXISTING SECOND PRIORITY NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE SECOND PRIORITY NOTES EXCHANGE AGENT WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE
     FOLLOWING:

Name of Tendering Institution

/ /    The Depository Trust Company

Account Number
Transaction Code Number

                Holders whose Existing Second Priority Notes are not immediately available or who cannot deliver their Existing Second Priority Notes and all other documents required hereby to the Second Priority Notes Exchange Agent on or prior to the Expiration Date must tender their Existing Second Priority Notes according to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offer-Guaranteed Delivery Procedures." See Instruction 2.

/ / CHECK HERE IF TENDERED EXISTING SECOND PRIORITY NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE
        FOLLOWING:

Name of Registered Holder(s)
Name of Eligible Institution that Guaranteed Delivery
                                       If delivered by book-entry transfer:
         Account Number
         Transaction Code Number

/ / CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE ADDITIONAL COPIES OF THE PROSPECTUS AND COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO THAT ARE DISTRIBUTED DURING THE ONE-YEAR PERIOD FOLLOWING THE EXPIRATION DATE.

Name
Address

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

                Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Companies the principal amount of the Existing Second Priority Notes indicated above. Subject to, and effective upon, the acceptance for exchange of such Existing Second Priority Notes tendered hereby, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Companies all right, title and interest in and to such Existing Second Priority Notes as are being tendered hereby, including all rights to accrued and unpaid interest thereon as of the Expiration Date. The undersigned hereby irrevocably constitutes and appoints the Second Priority Notes Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Second Priority Notes Exchange Agent acts as the agent of the Companies in connection with the Exchange Offer) to cause the Existing Second Priority Notes to be assigned, transferred and exchanged. The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Existing Second Priority Notes and to acquire Second Priority Exchange Notes issuable upon the exchange of such tendered Existing Second Priority Notes, and that when the same are accepted for exchange, the Companies will acquire good and unencumbered title to the tendered Existing Second Priority Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim.

                The undersigned acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission set forth in no-action letters issued to third parties. Based on such interpretations, the Companies believe that the Second Priority Exchange Notes issued in exchange for the Existing Second Priority Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Companies within the meaning of Rule 405 under the Securities Act of 1933, as amended (the "Securities Act"), or a broker-dealer tendering Existing Second Priority Notes acquired directly from the Companies or an affiliate thereof for its own account) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Second Priority Notes are acquired in the ordinary course of such holders' business and such holders are not engaged in and do not intend to engage in a distribution of Exchange Second Priority Notes and have no arrangement or understanding with any person to participate in a distribution of Exchange Second Priority Notes.

                By signing or electronically confirming this Letter of Transmittal, the undersigned represents to the Companies that (i) the Exchange Second Priority Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of such holder's business, (ii) the undersigned is not engaged in, and does not intend to engage in, a distribution of the Exchange Second Priority Notes and has no arrangement or understanding with any person to participate in a distribution of the Exchange Second Priority Notes, and (iii) the undersigned is neither an "affiliate" of the Companies within the meaning of Rule 405 under the Securities Act nor a broker- dealer tendering Existing Second Priority Notes acquired directly from the Companies or an affiliate thereof for its own account. If the undersigned is an affiliate within the meaning of Rule 405 under the Securities Act, it represents that it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

                If the undersigned is a broker-dealer that will receive Exchange Second Priority Notes for its own account in exchange for Existing Second Priority Notes, it represents that the Existing Second Priority Notes to be exchanged for the Exchange Second Priority Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Second Priority Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

                The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Second Priority Notes Exchange Agent or the Companies to be necessary or desirable to complete the exchange, assignment and transfer of tendered Existing Second Priority Notes or transfer ownership of such Existing Second Priority Notes on the account books maintained by a book-entry transfer facility.

                The Exchange Offer is subject to certain conditions set forth in the Prospectus under the caption "The Exchange Offer--Conditions." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Companies), as more particularly set forth in the Prospectus, the Companies may not be required to exchange any of the Existing Second Priority Notes tendered hereby and, in such event, the Existing Second Priority Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

                  All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Tendered Existing Second Priority Notes may be withdrawn at any time prior to the Expiration Date.

                   Unless otherwise indicated in the box entitled "Special Registration Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, certificates for all Exchange Second Priority Notes delivered in exchange for tendered Existing Second Priority Notes, and any Existing Second Priority Notes delivered herewith but not exchanged, will be registered in the name of the undersigned and shall be delivered to the undersigned at the address shown below the signature of the undersigned. If an Exchange Note is to be issued to a person other than the person(s) signing this Letter of Transmittal, or if the Exchange Note is to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address different than the address shown on this Letter of Transmittal, the appropriate boxes of this Letter of Transmittal should be completed. IF EXISTING SECOND PRIORITY NOTES ARE SURRENDERED BY HOLDER(S) THAT HAVE COMPLETED EITHER THE BOX ENTITLED "SPECIAL REGISTRATION INSTRUCTIONS" OR THE BOX ENTITLED "SPECIAL DELIVERY INSTRUCTIONS" IN THIS LETTER OF TRANSMITTAL, SIGNATURE(S) ON THIS LETTER OF TRANSMITTAL MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION (AS DEFINED IN INSTRUCTION 4).

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF EXISTING SECOND PRIORITY NOTES TENDERED HEREBY" ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE EXISTING SECOND PRIORITY NOTES AS SET FORTH IN SUCH BOX.



                 SPECIAL REGISTRATION INSTRUCTIONS                                     SPECIAL DELIVERY INSTRUCTIONS
         To be completed ONLY if the Second Priority Exchange Notes are            To be completed ONLY if the Second Priority
to be issued in the name of someone other than the undersigned.              Exchange Notes are to be sent to someone other than the
                                                                             undersigned, or to the undersigned at an address other
                                                                             than that shown under "Description of Existing Second
                                                                             Priority Notes Tendered Hereby."
Issue Exchange Note to:
                                                                             Mail Exchange Note to:

Name:
                                                                             Name:
Address:
                                                                             Address:


Book-Entry Transfer Facility Account:

Employer Identification or Social Security No.:


                                                                                          (PLEASE PRINT OR TYPE)
     (PLEASE PRINT OR TYPE)


        REGISTERED HOLDER(S) OF EXISTING SECOND PRIORITY NOTES SIGN HERE
                (IN ADDITION, COMPLETE SUBSTITUTE FORM W-9 BELOW)


X

X
                     (SIGNATURE(S) OF REGISTERED HOLDER(S))

         Must be signed by registered holder(s) exactly as name(s) appear(s) on the Existing Second Priority Notes or on a security position listing as the owner of the Existing Second Priority Notes or by person(s) authorized to become registered holder(s) by properly completed bond powers transmitted herewith. If signature is by attorney-in-fact, trustee, executor, administrator, guardian, officer of a corporation or other person acting in a fiduciary capacity, please provide the following information. (PLEASE PRINT OR TYPE):


Name and Capacity (full title):


Address (Including zip code):





Area Code and Telephone Number:


Taxpayer Identification or Social Security No.:

Dated:

              SIGNATURE GUARANTEE (IF REQUIRED - SEE INSTRUCTION 4)


Authorized Signature:

              (SIGNATURE OF REPRESENTATIVE OF SIGNATURE GUARANTOR)


Name and Title:

Name of Firm:

Area Code and Telephone Number:
                             (PLEASE PRINT OR TYPE)

Dated:

================================================================================

                                     PAYOR:
                           Navigator Gas Transport PLC



             THIS SUBSTITUTE FORM W-9 MUST BE COMPLETED AND SIGNED

     Please provide your social security number or other taxpayer identification number on the following Substitute Form W-9 and certify therein that you are subject to backup withholding.


    SUBSTITUTE FORM W-9 PART I - PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT
   DEPARTMENT OF THE TREASURY    AND CERTIFY BY SIGNING AND DATING BELOW.
   INTERNAL REVENUE SERVICE



                                  PART I - CHECK THE BOX IF YOU ARE NOT SUBJECT                    -----------------
                                  TO BACKUP WITHHOLDING UNDER                                       SOCIAL SECURITY
                                  THE PROVISIONS OF SECTION 3406(A)(I)(C) OF THE                      NUMBER OR
                                  INTERNAL REVENUE CODE BECAUSE (1)                                   EMPLOYER
                                  YOU ARE EXEMPT FROM BACKUP WITHHOLDING, (2)                       IDENTIFICATION
                                  YOU HAVE NOT BEEN NOTIFIED THAT YOU                                  NUMBER
                                  ARE SUBJECT TO BACKUP WITHHOLDING
                                  AS A RESULT OF FAILURE TO
                                  REPORT ALL INTEREST OR DIVIDENDS OR (3)
                                  THE INTERNAL REVENUE SERVICE HAS NOTIFIED YOU
                                  THAT YOU ARE NO LONGER SUBJECT TO BACKUP
                                  WITHHOLDING.                                           / /

                                  CERTIFICATION:  UNDER THE PENALTIES OF
                                  PERJURY, I CERTIFY THAT THE INFORMATION
                                  PROVIDED ON THIS FORM IS TRUE, CORRECT
                                  AND COMPLETE.
                                                                                                         PART 3 -

                                  SIGNATURE:                                                        AWAITING TIN  / /
PAYORS' REQUEST FOR TAXPAYER
IDENTIFICATION NUMBER ("TIN")        DATED:


NOTE:    FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY CASH
         PAYMENTS IN EXCESS OF $10.00 MADE TO YOU.

         YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
         PART 3 OF SUBSTITUTE FORM W-9.

                CERTIFICATE OF AWAITING TAX IDENTIFICATION NUMBER

         I CERTIFY UNDER PENALTIES OF PERJURY THAT A TAXPAYER IDENTIFICATION NUMBER HAS NOT BEEN ISSUED TO ME, AND EITHER (A) I HAVE MAILED OR DELIVERED AN APPLICATION TO RECEIVE A TAXPAYER IDENTIFICATION NUMBER TO THE APPROPRIATE INTERNAL REVENUE SERVICE CENTER OR SOCIAL SECURITY ADMINISTRATION OFFICE, OR (B) I INTEND TO MAIL OR DELIVER AN APPLICATION IN THE NEAR FUTURE. I UNDERSTAND THAT IF I DO NOT PROVIDE A TAXPAYER IDENTIFICATION NUMBER WITHIN 60 DAYS, 31% OF ALL REPORTABLE PAYMENTS MADE TO ME THEREAFTER WILL BE WITHHELD UNTIL I PROVIDE A NUMBER.


         Signature                                           Date

                                  INSTRUCTIONS

                          FORMING PART OF THE TERMS AND
                        CONDITIONS OF THE EXCHANGE OFFER

1.  DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES.

                  All physically delivered Existing Second Priority Notes or confirmation of any book-entry transfer to the Second Priority Notes Exchange Agent's account at a book-entry transfer facility of Existing Second Priority Notes tendered by book-entry transfer, as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile thereof (or electronic confirmation thereof), and any other documents required by this Letter of Transmittal, must be received by the Second Priority Notes Exchange Agent at any of its addresses set forth herein on or prior to the Expiration Date. THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE EXISTING SECOND PRIORITY NOTES AND ANY OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH BOOK-ENTRY TRANSFER, IS AT THE ELECTION AND RISK OF THE HOLDER AND, EXCEPT AS OTHERWISE PROVIDED BELOW, DELIVERY WILL BE VALID ONLY WHEN ACTUALLY RECEIVED BY THE SECOND PRIORITY NOTES EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IF DELIVERY IS BY MAIL, IT IS SUGGESTED THAT REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, BE USED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO PERMIT TIMELY DELIVERY.

                  No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Existing Second Priority Notes for exchange.

DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH HEREIN, OR INSTRUCTIONS VIA FACSIMILE TO A NUMBER OTHER THAN THE ONE SET FORTH HEREIN, WILL NOT CONSTITUTE VALID DELIVERY.

2.       GUARANTEED DELIVERY PROCEDURES.

                  Holders who wish to tender their Existing Second Priority Notes and who do not hold their Existing Second Priority Notes through a book-entry transfer facility, but whose Existing Second Priority Notes are not immediately available or who cannot deliver their Existing Second Priority Notes, the Letter of Transmittal or any other required documents to the Second Priority Notes Exchange Agent (or complete the procedures for book-entry transfer) prior to the Expiration Date, may effect a tender if:

         (a) the tender is made through a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act (an "Eligible Institution");

         (b) prior to the Expiration Date, the Second Priority Notes Exchange Agent receives from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder, the certificate number(s) of such Existing

                  Second Priority Notes and the principal amount of Existing Second Priority Notes tendered, stating that the tender is being made thereby and guaranteeing what, within five New York Stock Exchange trading days after the Expiration Date or the execution of the Notice of Guaranteed Delivery, the Letter of Transmittal (or facsimile thereof), together with the certificate(s) representing the Existing Second Priority Notes (or a confirmation of book-entry transfer of such Existing Second Priority Notes into the Second Priority Notes Exchange Agent's account at the Book-Entry Transfer Facility) and any other documents required by the Letter of Transmittal, will be deposited by the Eligible Institution with the Second Priority Notes Exchange Agent; and

         (c) such properly completed and executed Letter of Transmittal (or facsimile thereof), as well as the certificate(s) representing all tendered Existing Second Priority Notes in proper form for transfer (or a confirmation of book-entry transfer of such Existing Second Priority Notes into the Second Priority Notes Exchange Agent's account at the Book-Entry Transfer Facility) and all other documents required by the Letter of Transmittal, are received by the Second Priority Notes Exchange Agent within five New York Stock Exchange trading days after the Expiration Date.

                  Upon request to the Second Priority Notes Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their Existing Second Priority Notes according to the guaranteed delivery procedures set forth above. Any Holder who wishes to tender Existing Second Priority Notes pursuant to the guaranteed delivery procedures described above must ensure that the Second Priority Notes Exchange Agent receives the Notice of Guaranteed Delivery relating to such Existing Second Priority Notes prior to the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by a Holder who attempted to use the guaranteed delivery procedures.

3.       PARTIAL TENDERS; WITHDRAWALS.

                  If less than the entire principal amount of Existing Second Priority Notes evidenced by a submitted certificate is tendered, the tendering Holder should fill in the principal amount tendered in the column entitled "Principal Amount Tendered" of the box entitled "Description of Existing Second Priority Notes Tendered Hereby." A newly issued Existing Note for the principal amount of Existing Second Priority Notes submitted but not tendered will be sent to such Holder as soon as practicable after the Expiration Date. Subject to minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof, $1,000 principal amount of Exchange Second Priority Notes is offered in exchange for each $1,000 principal amount of Existing Second Priority Notes. All Existing Second Priority Notes delivered to the Second Priority Notes Exchange Agent will be deemed to have been tendered in full unless otherwise indicated.

                  Existing Second Priority Notes tendered pursuant to the Exchange Offer may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date, after which time tenders of Existing Second Priority Notes are irrevocable. To be effective, a written or facsimile transmission notice of withdrawal (or a written or electronic transmission notice of withdrawal through DTC's Automated Tender Offer Program ("ATOP") for DTC participants) must be timely received by the Second Priority Notes Exchange Agent. Any such notice of withdrawal must (i) specify the name of the person having deposited the Existing Second Priority Notes to be withdrawn (the "Depositor"), (ii) identify the Existing Second Priority Notes to be withdrawn (including the registration number(s) and principal amount of such Existing Second Priority Notes or, in the case of Existing Second Priority Notes transferred by book-entry transfer, the name and number of the account at the Book-Entry Transfer Facility to be credited), (iii) be signed or confirmed by the Holder in the same manner as the original signature on or confirmation of this Letter of Transmittal (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee with respect to the Existing Second Priority Notes register the transfer of such Existing Second Priority Notes into the name of the person withdrawing the tender and (iv) specify the name in which any such Existing Second Priority Notes are to be registered, if different from that of the Depositor. If Existing Second Priority Notes have been delivered pursuant to procedures for book-entry transfer, any notice of withdrawal must otherwise comply with DTC's procedures. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Companies, whose determination shall be final and binding on all parties. Any Existing Second Priority Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no Exchange Second Priority Notes will be issued with respect thereto unless the Existing Second Priority Notes so withdrawn are validly retendered. Any Existing Second Priority Notes which have been tendered but which are not accepted for exchange will be returned to the Holder thereof without cost to such Holder as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Existing Second Priority Notes may be retendered by following the procedures for tender described above.

4. SIGNATURE ON THIS LETTER OF TRANSMITTAL; WRITTEN INSTRUMENTS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

                  If this Letter of Transmittal is signed by the registered Holder(s) of the Existing Second Priority Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration or enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in the Book-Entry Transfer Facility, the signature must correspond with the name as it appears on the security position listing as the owner of the Existing Second Priority Notes.

                  If any of the Existing Second Priority Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

                  If a number of Existing Second Priority Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Existing Second Priority Notes.

                  Signatures of this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution unless the Existing Second Priority Notes tendered hereby are tendered (i) by a registered Holder who has not completed the box entitled "Special Registration Instructions" or "Special Delivery Instructions" on the Letter of Transmittal or
(ii) for the account of an Eligible Institution.

                  If this Letter of Transmittal is signed by the registered Holder or Holders of Existing Second Priority Notes (which term, for the purposes described herein, shall include a participant in the Book-Entry Transfer Facility whose name appears on a security listing as the owner of the Existing Second Priority Notes) listed and tendered hereby, no endorsements of the tendered Existing Second Priority Notes or separate written instruments of transfer or exchange are required. In any other case, the registered Holder (or acting Holder) must either properly endorse the Existing Second Priority Notes or transmit properly completed bond powers with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered Holder(s) appear(s) on the Existing Second Priority Notes, and, with respect to a participant in the Book- Entry Transfer Facility whose name appears on a security position listing as the owner of Existing Second Priority Notes, exactly as the name of the participant appears on such security position listing), with the signature on the Existing Second Priority Notes or bond power guaranteed by an Eligible Institution (except where the Existing Second Priority Notes are tendered for the account of an Eligible Institution).

                  If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by Navigator Gas Transport, proper evidence satisfactory to Navigator Gas Transport of its authority so to act must be submitted.

5.       SPECIAL REGISTRATION AND DELIVERY INSTRUCTIONS.

                  Tendering Holders should indicate, in the applicable box, the name and address (or account at the Book-Entry Transfer Facility) in which the Exchange Second Priority Notes or substitute Existing Second Priority Notes for principal amounts not tendered or not accepted for exchange are to be issued (or deposited), if different from the names and addresses or accounts of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification number or social security number of the person named must also be indicated and the tendering Holder should complete the applicable box.

                  If no instructions are given, the Exchange Second Priority Notes (and any Existing Second Priority Notes not tendered or not accepted) will be issued in the name of and sent to the acting Holder of the Existing Second Priority Notes or deposited at such Holder's account at the Book-Entry Transfer Facility.

6.       TRANSFER TAXES.

                  Navigator Gas Transport shall pay all transfer taxes, if any, applicable to the transfer and exchange of Existing Second Priority Notes pursuant to the Exchange Offer. If, however, certificates representing the Exchange Second Priority Notes or the Existing Second Priority Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be issued in the name of, any person other than the registered Holder of the Existing Second Priority Notes tendered, or if tendered Existing Second Priority Notes are registered in the name of any person other than the person signing the Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of the Existing Second Priority Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory


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evidence of payment of such taxes or exception therefrom is not submitted herewith, the amount of such transfer taxes will be collected from the tendering Holder by the Second Priority Notes Exchange Agent.

                  Except as provided in this Instruction 6, it will not be necessary for transfer stamps to be affixed to the Existing Second Priority Notes listed in this Letter of Transmittal.

7.       WAIVER OF CONDITIONS.

                  Navigator Gas Transport reserves the right, in its reasonable judgment, to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

8.       MUTILATED, LOST, STOLEN OR DESTROYED NOTES.

                  Any Holder whose Existing Second Priority Notes have been mutilated, lost, stolen or destroyed should contact the Second Priority Notes Exchange Agent at the address indicated above for further instructions.

9.       REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

                  Questions relating to the procedure for tendering as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Second Priority Notes Exchange Agent at the address and telephone number(s) set forth above. In addition, all questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to Navigator Gas Transport, c/o Cambridge Fund Management, LLC, Park Avenue Tower, 65 East 55th Street, Suite 3000, New York, New York, 10022, telephone number: (212) 661-9541.

10.      VALIDITY AND FORM.

                  All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Existing Second Priority Notes and withdrawal of tendered Existing Second Priority Notes will be determined by Navigator Gas Transport in its sole discretion, which determination will be final and binding. Navigator Gas Transport reserves the absolute right to reject any and all Existing Second Priority Notes not properly tendered or any Existing Second Priority Notes the acceptance of which would, in the opinion of counsel for Navigator Gas Transport, be unlawful. Navigator Gas Transport also reserves the right to waive any defects, irregularities or conditions of tender as to particular Existing Second Priority Notes. Navigator Gas Transport's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Existing Second Priority Notes must be cured within such time as Navigator Gas Transport shall determine. Although Navigator Gas Transport intends to notify Holders of defects or irregularities with respect to tenders of Existing Second Priority Notes, none of Navigator Gas Transport, the Second Priority Notes Exchange Agent or any other person shall incur any liability for failure to give such notification. Tenders of Existing Second Priority Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Existing Second Priority Notes received by the Second Priority Notes Exchange Agent that are not properly tendered and as to which the defects


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or irregularities have not been cured or waived will be returned by the Second
Priority Notes Exchange Agent to the tendering Holders as soon as practicable following the Expiration Date.

                            IMPORTANT TAX INFORMATION

                  Under federal income tax law, a Holder tendering Existing Second Priority Notes is required to provide the Second Priority Notes Exchange Agent with such Holder's correct TIN on Substitute Form W-9 below. If such Holder is an individual, the TIN is the Holder's social security number. The Certificate of Awaiting Taxpayer Identification Number should be completed if the tendering Holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the Second Priority Notes Exchange Agent is not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such Holder with respect to tendered Existing Second Priority Notes may be subject to backup withholding.

                  Certain Holders (including, among others, all domestic corporations and certain foreign individuals and foreign entities) are not subject to these backup withholding and reporting requirements. Such a Holder who satisfies one or more of the conditions set forth in Part 2 of the Substitute Form W-9 should execute the certification following such Part 2. In order for a foreign Holder to qualify as an exempt recipient, that Holder must submit to the Second Priority Notes Exchange Agent a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that Holder's exempt status. Such forms can be obtained from the Second Priority Notes Exchange Agent.

                  If backup withholding applies, the Second Priority Notes Exchange Agent is required to withhold 31% of any amounts otherwise payable to the Holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

                  To prevent backup withholding on payments that are made to a Holder with respect to Existing Second Priority Notes tendered for exchange, the Holder is required to notify the Second Priority Notes Exchange Agent of his or her correct TIN by completing the form herein certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (i) each Holder is exempt, (ii) such Holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of failure to report all interest or dividends or (iii) the Internal Revenue Service has notified such Holder that he or she is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE SECOND PRIORITY NOTES EXCHANGE AGENT

                  Each Holder is required to give the Second Priority Notes Exchange Agent the social security number or employer identification number of the record Holder(s) of the Existing Second Priority Notes. If Existing Second Priority Notes are in more than one name or are not in the name of the actual Holder, consult the instructions on Internal Revenue Service Form W-9,


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which may be obtained from the Second Priority Notes Exchange Agent, for additional guidance on which number to report.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

                  If the tendering Holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, write "Applied For" in the space for the TIN on Substitute Form W-9, sign and date the form and the Certificate of Awaiting Taxpayer Identification Number and return them to the Second Priority Notes Exchange Agent. If such certificate is completed and the Second Priority Notes Exchange Agent is not provided with the TIN within 60 days, the Second Priority Notes Exchange Agent will withhold 31% of all payments made thereafter until a TIN is provided to the Second Priority Notes Exchange Agent.

                  IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF (TOGETHER WITH THE EXISTING SECOND PRIORITY NOTES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE SECOND PRIORITY NOTES EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.





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